SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 17, 1997



                          FIRST MANISTIQUE CORPORATION
             (Exact name of Registrant as specified in its charter)



                                    Michigan
                 (State or other jurisdiction of incorporation)



       2-54663                                            38-2062816
(Commission File Number)                    (I.R.S. Employer Identification No.)



                  130 South Cedar Street, Manistique, Michigan
              (Address and Zip Code of Principal Executive Offices)


                                 (906) 341-8401
              (Registrant's Telephone Number, Including Area Code)



          (Former name or former address, if changed since last report)

Item 4  -  Changes in Registrant's Certifying Accountant.


(a) Dismissal of Current Independent Accounting Firm. Effective April 17, 1997, pursuant to the direction and authorization of its Board of Directors, Registrant dismissed the certified public accounting firm of Crowe, Chizek and Company LLP as its independent accounting firm. The reports of Crowe, Chizek and Company LLP on Registrant's financial statements for the immediately preceding two year periods did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. Crowe, Chizek and Company LLP served the Registrant as its independent accounting firm and auditor for the past two years, commencing January 2, 1995.

     During the Registrant's two most recent fiscal years and during the period commencing January 1, 1997 and ending April 17, 1997, there were no "disagreements" between Registrant and Crowe, Chizek and Company LLP regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure required to be disclosed under Item 304(a)(1)(iv) of Regulation S-K, nor were there any "reportable events" during such time periods as that term is described in
     Item 304(a)(1)(v) of Regulation S-K.

     The letter from Crowe, Chizek and Company LLP requested by Registrant to be addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K regarding its agreement with the foregoing, accompanies this Report as Exhibit A.

(b) Engagement of New Independent Accounting Firm. Effective April 17, 1997, pursuant to the direction and authorization of its Board of Directors, the Registrant engaged, as its principal independent accounting firm to audit the Registrant's financial statements, the accounting firm of Wipfli, Ullrich, Bertelson. During the Registrant's two most recent fiscal years and during the period commencing January 1, 1997 and ending April 17, 1997, the Registrant did not, except as discussed below, consult Wipfli, Ullrich, Bertelson regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Registrant's financial statements; or (3) any matter that was either the subject of "disagreement" or a "reportable event" between Registrant and the certified public accounting firm then serving Registrant, as such terms are defined and described in Item 304 of Regulation S-K. During the year, management consulted with Wipfli, Ullrich, Bertelson as to the accounting treatment of a certain impaired loan. Crowe, Chizek and Company LLP concurred with Wipfli, Ullrich, Bertelson's categorization of this loan as impaired.

Item 7  -  Financial Statements and Exhibits

(16) Letter Regarding Change in Certifying Accountant Received From Crowe, Chizek and Company LLP (Attached as Exhibit A).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            FIRST MANISTIQUE CORPORATION



Dated:  April 17, 1997                      By  /s/ Richard B. Demers
                                                Richard B. Demers
                                                Chief Operating Officer

                                   EXHIBIT A

Securities and Exchange Commission
450 5th Street N.W.
Washington, DC 20549

Gentlemen:

We have reviewed and agree with the comments in Item 4 of Form 8-K of First Manistique Corporation dated April 17, 1997.


                                   /s/ Crowe, Chizek and Company LLP
                                       Crowe, Chizek and Company LLP

Grand Rapids, Michigan
April 21, 1997